National Advantage Variable Annuity

                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                          Supplement dated May 25, 2007
                        to Prospectuses Dated May 1, 2007

This supplement will alter the prospectus listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Portfolios, the following portfolio will be closed to new investors as of June 15, 2007.

                   Alger American Small Capitalization Portfolio

Under the section titled, Investment Policies of the Portfolios, mark the following portfolio to reference footnote **

                   Alger American Small Capitalization Portfolio**

Under the section titled, Investment Policies of the Portfolios, add the following footnote after the table:

**This Investment Division will be closed to new investors as of June 15, 2007.

If You have money invested in this Investment Division as of the close of business on Thursday, June 14, 2007, You may continue to make additional investments into the portfolio. However, if You redeem or transfer completely out of this Investment Division after this date, You will not be able to reinvest in the portfolio.

In the Economic Growth and Tax Relief Reconciliation Act of 2001 Section, add to the last paragraph:

While no attempt is being made to discuss the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult with and rely on an estate planning advisor for more information. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Us to deduct the tax from Your contract, or from any applicable payment, and pay it directly to the IRS.

Add the following new section immediately following the Economic Growth and Tax Relief Reconciliation Act of 2001 section:

Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

In the Condensed Financials Section of the prospectus, revise the Accumulation Unit Value at Beginning of Period date for the following years tables:

Year 2004 Table 1 and Table 2 change the Accumulation Unit Value at Beginning of Period date to 12/31/03

Year 2003 Table 1 and Table 2 change the Accumulation Unit Value at Beginning of Period date to 12/31/02

Year 2002 Table 1 and Table 2 change the Accumulation Unit Value at Beginning of Period date to 12/31/01